                                                                    EXHIBIT 10.6

                                                               [LOGO]

                            Verity(R) OEM Agreement
                                    between
                                 Verity, Inc.
                                894 Ross Drive
                          Sunnyvale, California 94089
                                  ("Verity")
                                      and

                            Plumtree Software, Inc.
                          235 Pine Street, 16/th/ Floor
                            San Francisco, CA 94104
                                 ("Licensee")


This Verity(R) OEM Agreement (the "Agreement") is entered into as of April _____, 2000 ("Effective Date") between Verity, Inc. and Plumtree Software, Inc., and amends and restates the parties SEARCH'97 OEM Agreement dated ______, as amended (the "Prior Agreement"). The parties desire that this amended and restated Agreement supersede entirely the Prior Agreement as of the Effective Date of this Agreement.

1.    DEFINITIONS. Certain of the defined terms used in this Agreement are as
      -----------
follows:


      1.1 "Software" means the computer software, in object code form only, which Verity owns or has the right to license to Licensee under this Agreement, including the Development Software and the Run-Time Software, for use in connection with the Application. The specific Verity products incorporating the Software to be licensed to Licensee are listed in Exhibit A. With thirty (30)
                                                  ---------
days written notice, Verity reserves the right to require Licensee to substitute new versions of the Software incorporating alternative viewer and/or filter software as implemented by Verity from time to time during the term of this Agreement.

      1.2 "Run-Time Software" means the portion of the Software which must be incorporated in the Application to execute the search, retrieval and other functionality of the Software.

      1.3 "Development Software" means the tools and other portions of the Software (including, without limitation, [***]) which are used to incorporate the Run-Time Software in the Application and enable the Run-Time Software to provide search, retrieval and other functionality within the Application.

      1.4 "Documentation" means the documentation, instructions and user's guides, including updates thereto, relating to the Software, whether in printed or electronic format, provided by Verity to Licensee for the purposes of this Agreement.

      1.5 "Application" means the software application program, including content or data owned or licensed by Licensee from third parties, which is developed by Licensee with the use of the Development Software and which executes the Run-Time Software for the purposes described in Exhibit C. The
                                                             ---------
Application shall not provide direct or exposed access to the development tools or capabilities of the Development Software. The Application shall access, modify, and/or manipulate only those Collections which it creates.

      1.6 "Collections" means the data structures created by Software and required for the Run-Time Software to operate.

[***] Denotes language for which Plumtree has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

      1.7 "Platform" means a binary compatible combination of hardware and operating system software supported by Verity that will run the Software and the associated Application. The supported Platforms upon which Licensee may operate the Software and the Application are set forth in Exhibit C.
                                                  ---------

      1.8  "Territory" means worldwide.

2.    LICENSE GRANT.
      -------------

      2.1  Appointment of Licensee. Verity appoints Licensee as a Verity(R) OEM
           -----------------------
and, subject to the terms and conditions of this Agreement, grants to Licensee certain rights to the Software during the term of the Agreement, as set forth below. The parties acknowledge that the Software may contain software licensed by Verity from third parties (the "Verity Licensors"). Accordingly, as a condition of this Agreement, Licensee will be required to execute the Third Party Licensor Addenda, if any, noted on Exhibit A. Verity reserves all rights
                                         ---------
not expressly granted hereunder.

      2.2  The Development Software.
           ------------------------

           2.2.1  Development of Application. Verity grants to Licensee a
                  --------------------------
nonexclusive and nontransferable right to use the Development Software on the Platforms at Licensee's locations solely in the United States and solely for internal development of the Application and related internal demonstration and training of its personnel. Licensee shall make commercially reasonable efforts to complete such integration of the Verity K2 Software within the PlumTree Corporate Portal Application, and deploy such Application [***]. In connection with such use, Licensee shall have the right to make a reasonable number of copies of the Development Software for normal backup and archival purposes only. [***].

           2.2.2  Verity Data Access Standards. To enable Verity to develop and
                  ----------------------------
market applications that access and enhance Collections created by the Application, Licensee will develop the Application in conformance with the Verity Data Access Standards set forth in Exhibit D. If the development of a
                                          ---------
software gateway is necessary to enable such access by Verity applications, then Licensee will develop and maintain such a gateway in accordance with the time schedule and specifications set forth in Exhibit D, and Licensee grants to
                                         ---------
Verity a perpetual and exclusive, worldwide license to use the executable implementation of any such gateway.

      2.3  Application Distribution. Verity grants to Licensee a nonexclusive
           ------------------------
and nontransferable right to use, market, reproduce and distribute the Run-Time Software solely as an embedded component of the Application and only in the Territory. Licensee's right to distribute the Application is limited to those persons who sublicense the Application for their own business or personal use ("End Users") and those persons who sublicense the Application for redistribution to End Users ("Resellers"). To help assure quality, the Application may only be licensed for use on the Platforms.

      2.4  Documentation. Verity grants to Licensee a nonexclusive and
           -------------
nontransferable right to reproduce the Documentation only in the United States solely: (i) to distribute the End User portions of the Documentation in the Territory with the Application and (ii) for use internally by Licensee's personnel in the United States in connection with the support of the Application.

      2.5  Sublicense Rights.
           -----------------

[***] Denotes language for which Plumtree has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

           (a) Reproduction. Licensee may sublicense its right to reproduce
               ------------
the Application and the Documentation only to subcontractors (other than Resellers) in the United States who agree in writing to be bound by the terms of this Agreement, including, but not limited to, Section 9 ("Confidentiality"). Licensee and its subcontractors will ensure that each copy of the media containing the Software is manufactured under a quality assurance program designed to ensure that there is no virus or other embedded device or code in the Software (e.g., back door, time bomb, Trojan Horse or worm) that is intended to obstruct or prevent use of the Software.

           (b) Sublicense Agreements. Any distribution of the Application
               ---------------------
shall be accomplished under a license agreement ("Sublicense Agreement") between the Licensee and the person to whom the distribution is made. Each Sublicense Agreement pertaining to a distribution to a Reseller (including Resellers through multiple tiers of distribution) shall be signed by the Reseller and shall contain terms and conditions at least as protective of Verity's proprietary rights as the terms and conditions of this Agreement, including, without limitation, the applicable provisions of Sections 2.3 (other than the right to reproduce), 7, 8, 9, 10 (disclaimer only), 11.2, 12, 13, 15.4, 15.6 and
15.7. Any Sublicense Agreement pertaining to a distribution to an End User in the United States may be through a shrink-wrap substantially in the form attached as Exhibit E, so long as the End User is required to take an
            ---------
affirmative act of consent to the terms of such shrink-wrap by opening the Application package or clicking a button to initiate installation only after an opportunity to view the applicable terms and conditions. Additionally, each Sublicense Agreement shall explicitly restrict the licensee from accessing and/or utilizing the Verity APIs, development tools or capabilities of the Development Software. Licensee will promptly notify Verity of any violation of a Sublicense Agreement of which it becomes aware, and will take commercially reasonable efforts to enforce each Sublicense Agreement with at least the same degree of diligence used in enforcing similar agreements governing end users of Licensee's own products. Such Sublicense Agreements shall also state that Verity is a third party beneficiary of such agreements with respect to provisions relating to use of the Application, and that such provisions are also enforceable by Verity.

      2.6  Sample Applications. Licensee agrees to deliver to Verity one (1)
           -------------------
copy of the Application upon the first commercial shipment of the Application. Licensee grants to Verity a worldwide, nonexclusive, nontransferable, royalty-free and fully-paid right and license solely to use such copy for purposes of support of the Application.

      2.7  [***].

3.    TERM. This Agreement shall remain in effect for an initial term of three
      ----
(3) years from the Effective Date, unless terminated earlier in accordance with
---
Section 14. The Agreement will renew automatically for successive one (1) year terms unless written notice of termination is received by either party at least [***] prior to the end of the then-current initial term or renewal term.

4.    LICENSE AND OTHER FEES. Fees (including sublicense fees) for the Software
      ----------------------
and for all related support, training and other services offered by Verity are set forth in Exhibit A. Licensee will pay all applicable shipping charges and
             ---------
taxes (except for taxes based upon Verity's net income). All amounts required to be paid to Verity hereunder shall be paid within [***] days from the date of Verity's applicable invoice.

5.    SOFTWARE SUPPORT AND TRAINING.
      -----------------------------

      5.1  Internal Software Support. During the term of this Agreement,
           -------------------------
Licensee shall obtain Software support, as further described in Exhibit B, from
                                                                ---------
Verity for the purpose of Licensee's provision of support to its End Users and Resellers. All items delivered by Verity in providing such support, including Error Corrections and Software Updates, shall be deemed to become a part of the applicable Software and shall be subject to all terms and conditions of this Agreement.

      5.2  Second-Line Software Support. Licensee is responsible for providing
           ----------------------------
front-line support to its End Users and Resellers with respect to Software installation, on-going technical support, training and consultations relating

[***] Denotes language for which Plumtree has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

to the Application. Any direct request to Verity for support services by the Licensee's End Users or Resellers will be referred to Licensee.

6.    ORDERING AND DELIVERY OF SOFTWARE. All orders for Software or other
      ---------------------------------
products or services issued by Licensee shall be deemed subject to this Agreement and shall specify the quantity ordered, the discounted price, Platform, and the location thereof. Licensee understands and agrees that any additional terms and conditions of the Licensee's order shall be void and of no effect. No orders shall be binding until the earlier of Verity's written confirmation or shipment. Upon receipt of Licensee's initial purchase order, Verity shall deliver to Licensee (i) the number of copies of Verity products comprising the Software described on Exhibit A, (ii) one (1) golden master copy
                                     ---------
of the Run-Time Software on magnetic media and (iii) one (1) copy of the Documentation. Verity shall deliver to Licensee one (1) copy of any Error Corrections or Software Updates to the Software on magnetic media and one (1) copy each of the applicable Documentation, if any, promptly upon distribution by Verity of such Error Corrections and Updates to other Verity OEMs. All shipments shall be FOB shipping point. All orders delivered shall be deemed accepted by Licensee upon delivery.

7.    RECORDS AND REPORTS. Licensee shall keep complete and accurate records
      -------------------
relating to its use and marketing of the Application in accordance with standard business practices in the computer industry and generally accepted accounting principles. Within thirty (30) days after each calendar quarter, Licensee shall provide Verity with a written sales report in the form supplied by Verity. Such reports shall, at a minimum, contain information detailing each Application distributed for the applicable reporting quarter, including (i) the number of copies sold during the reporting period and the location of distributions (zip code or state), broken down by month and on a cumulative basis; (ii) number of users/seats or number of CPUs on which the Application is deployed, (iii) whether a commercial or federal government end user account, (iv) an accounting of the sublicense fees associated with such copies; and (v) second-line support fees due to Verity associated with such copies. To assure compliance with the payment and reporting requirements of this Agreement, Verity or its independent auditors may inspect Licensee's applicable records from time to time, but no more frequently than once per year. In the event any inspection of Licensee's records indicates an underpayment of an amount equal to or greater than five percent (5%) of any amounts due hereunder, Licensee shall promptly reimburse Verity for all reasonable expenses associated with such inspection along with the deficient amounts.

8.    TITLE, USE OF TRADE NAMES AND TRADEMARKS.
      ----------------------------------------

      8.1  Proprietary Rights. Title and ownership of all proprietary rights in
           ------------------
the Software, Portal Connector and Notification Connector, including any copyright, patent, trade secret, trademark or other intellectual property rights, will at all times remain the property of Verity and the Verity Licensors. Licensee agrees not to remove or obliterate any copyright, trademark or proprietary rights notices of Verity or the Verity Licensors from the Software or Documentation and shall reproduce all such notices on all authorized copies of the Software or Documentation. Licensee shall not modify, translate, disassemble, decompile, reverse engineer or cause or allow discovery of the source code of the Software in any way. In addition, Licensee shall include a copyright notice in the start-up or "About" screen of the Application indicating that portions of the Application include technology used under license from Verity, Inc.

      8.2  Trademarks. Verity hereby grants to Licensee a non-exclusive, limited
           ----------
license to use the applicable Verity trademarks and logos ("Trademarks") solely as permitted in this Agreement. Licensee agrees to cooperate with Verity in facilitating Verity's monitoring and control of the nature and quality of such products and services, and to supply Verity with specimens of use of the Trademarks upon request. Licensee understands and agrees that the use of any Trademark in connection with this Agreement shall not create any right, title or interest, in or to the use of the Trademark and that all such use and goodwill associated with the Trademark will inure to the benefit of Verity. Licensee agrees not to register or attempt to register any Trademarks.

      8.3  Branding; Cooperative Efforts. Licensee agrees to the following
           -----------------------------
additional co-marketing obligations:

                (a) [***]

                (b) Licensee agrees to implement the Verity search button as the default search button on the Application and the "Search Powered by Verity" tagline on the search result list of the Application. [***].

                (c) each party will provide a hot link from itss applicable web page to the others applicable web page;

                (d) Licensee and Verity agree to issue a single joint and mutually agreed upon press release announcing the project involving the Application ("Project") and Verity's participation and value not more than 30 days from the execution of this Agreement.

                (e) Licensee will cooperate with and support Verity in its press release materials, and provide reasonable efforts in support of an event, if any, sponsored by Verity to highlight its inclusion as a key technology within the Application; and

                (f) [***]

9.    CONFIDENTIALITY. Each party shall hold in confidence all materials or
      ---------------
information disclosed to it in confidence hereunder ("Confidential Information") which are marked as confidential or proprietary, or if disclosed verbally, reduced to writing and marked confidential within thirty (30) days after the date of disclosure. Confidential Information shall also include any new product information or the results of any bench mark or similar tests on the Software conducted by Licensee or divulged by Licensee to Verity. Each party agrees to take precautions to prevent any unauthorized disclosure or use of Confidential Information consistent with precautions used to protect such party's own confidential information, but in no event less than reasonable care. The obligations of the parties hereunder shall not apply to any materials or information which; (a) is now, or hereafter becomes, through no act or failure to act on the part of the receiving party, generally known or available; (b) is known by the receiving party at the time of receiving such information as evidenced by its records; (c) is hereafter furnished to the receiving party by a third party, as a matter of right and without restriction on disclosure; (d) is independently developed by the receiving party without any breach of this Agreement; or (e) is the subject of a written permission to disclose provided by the disclosing party. Notwithstanding any other provision of this Agreement, disclosure of Confidential Information shall not be precluded if such disclosure:

                (a) is in response to a valid order of a court or other governmental body of the United States or any political subdivision thereof; provided, however, that the responding party shall first have given notice to the other party hereto and shall have made a reasonable effort to obtain a protective order requiring that the Confidential Information so disclosed be used only for which the order was issued;

                (b) is otherwise required by law; or

                (c) is otherwise necessary to establish rights or enforce obligations under this Agreement, but only to the extent that any such disclosure is necessary.

10.   WARRANTY. Verity warrants to Licensee that for a period of ninety (90)
      --------
days from the date of delivery of the Software to Licensee that the Software used by Licensee shall substantially perform in accordance with Verity's applicable Documentation. Licensee's sole and exclusive remedy shall be for Verity to modify or correct the Software or, if Verity is unable to provide a reasonable work-around for the error, Verity will accept the return of the defective

[***] Denotes language for which Plumtree has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

Software in Licensee's possession and Verity will refund the license fees paid by Licensee for such Software. This warranty shall not apply to any Software which has been modified by Licensee or by any party other than Verity, or which has been improperly installed or used in any manner other than as authorized under this Agreement. EXCEPT AS SET FORTH IN THIS SECTION, VERITY AND VERITY LICENSORS MAKE NO OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. The Software is warranted only to Licensee, and Licensee shall not extend any warranties for or on behalf of Verity or Verity Licensors to End Users, Resellers, or any other third parties.

11.   INFRINGEMENT INDEMNIFICATION.
      ----------------------------

      11.1  By Verity. Verity agrees to indemnify and hold Licensee harmless
            ---------
from all loss, costs, expenses, damages, and liability suffered or incurred by Licensee as a result of any claim that the Software as delivered to Licensee infringes a U.S. copyright, or trade secret under U.S. law of a third party. Such obligation is subject to the following conditions (i) Licensee shall notify Verity in writing within thirty (30) days of the date Licensee first becomes aware of a claim; (ii) Verity has sole control of the settlement, compromise, negotiation and defense of any such action; and (iii) Licensee gives Verity all reasonably available information, assistance and authority, at Verity's reasonable expense, to enable Verity to do so. Verity may, at its option, obtain the right to continued use of the Software, substitute other equivalent software, or modify the Software so it is no longer infringing, or, if none of the foregoing remedies are commercially feasible, terminate Licensee's right to the allegedly infringing Software and refund to Licensee the amount which Licensee has paid for such Software, depreciated on a straight-line basis over a three-year period. The foregoing indemnity shall not apply to any infringement claim arising from Software which has been modified by parties other than Verity or use of the Software in conjunction with other software or hardware where use with such other software or hardware gives rise to an infringement claim. THE FOREGOING STATES LICENSEE'S SOLE AND EXCLUSIVE REMEDY WITH RESPECT TO CLAIMS OF INFRINGEMENT OF THIRD PARTY PROPRIETARY RIGHTS OF ANY KIND, AND VERITY EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTY OF NONINFRINGEMENT.

      11.2  By Licensee. Licensee agrees to indemnify and hold Verity harmless
            -----------
from all loss, costs, expenses, damages and liability suffered or incurred by Verity as a result of any claim that the portions of the Application other than the Software ("Licensee Product") infringes a U.S. copyright, or trade secret under U.S. law of a third party. Such obligation is subject to the following conditions (i) Verity shall notify Licensee in writing within thirty (30) days of the date Verity first becomes aware of a claim; (ii) Licensee has sole control of the settlement, compromise, negotiation and defense of any such action; and (iii) Verity gives Licensee all reasonably available information, assistance and authority, at Licensee's expense, to enable Licensee to do so. Notwithstanding the foregoing, Licensee shall have no liability for nor shall Licensee indemnify Verity against any infringement claim based solely on the Software or any infringement claim that could have been avoided by use of software other than the Software. THE FOREGOING STATES THE ENTIRE AND EXCLUSIVE OBLIGATION OF LICENSEE TO VERITY RELATING TO ANY ALLEGED INFRINGEMENT OF PATENTS, COPYRIGHTS, TRADEMARKS OR OTHER INTELLECTUAL PROPERTY RIGHTS.

12.   LICENSEE INDEMNIFICATION. Licensee shall defend, indemnify and hold
      ------------------------
harmless Verity and Verity Licensors from and against any claims by a Reseller, End User, or other party arising out of (i) Licensee's or a Reseller's failure to obtain a valid Sublicense Agreement or (ii) except as permitted by this Agreement, Licensee's making representations or warranties regarding the Software to End Users, Resellers or other third parties.

13.   LIMITATION OF LIABILITY. VERITY'S AND VERITY LICENSORS' AGGREGATE
      -----------------------
LIABILITY UNDER ANY CLAIMS ARISING OUT OF THIS AGREEMENT SHALL NOT EXCEED [***] TO VERITY UNDER THIS AGREEMENT. VERITY AND VERITY LICENSORS WILL NOT BE LIABLE FOR LOST PROFITS OR FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, REGARDLESS OF THE FORM OF ACTION, EVEN IF VERITY IS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE ABOVE, THE LIMITATIONS SET FORTH IN THIS SECTION SHALL NOT APPLY TO THE EXTENT VERITY CAN BE SHOWN TO HAVE FAILED TO EXERCISE REASONABLE CARE IN THE PRODUCTION AND/OR SUPPLY OF THE SOFTWARE AND/OR

[***] Denotes language for which Plumtree has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

DOCUMENTATION AND/OR THE PERFORMANCE OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND SUCH FAILURE RESULTS IN DEATH OR PERSONAL PHYSICAL INJURY.

14.   TERMINATION. This Agreement may be terminated earlier by either party on
      -----------
thirty (30) written days notice to the other party if the other party fails to materially perform any obligation hereunder and such failure is not cured within such thirty (30) day period; provided, however, that either party may terminate this Agreement immediately upon delivery of notice in connection with any breach by the other of Sections 2, 8.1 or 9. Upon termination or expiration, Licensee's licenses hereunder shall terminate, all open orders shall automatically terminate, and Verity shall have no obligation to fill such orders. In such event, Licensee shall immediately cease using, marketing, reproducing and distributing the Software and shall return all copies thereof to Verity, along with a certification signed by an officer of Licensee that no copies have been retained by Licensee for any purpose whatsoever. However, if the Agreement terminates or expires for any reason other than Verity's termination of Licensee in accordance with this Section, (i) Licensee shall have the right to distribute all copies of the Software paid for hereunder which are then in its inventory on the effective date of termination (which amount shall not exceed Licensee's average monthly inventory of the Application for the twelve months preceding the termination date); (ii) Licensee shall as its sole and exclusive remedy be entitled to a refund of any unused portions of the Prepaid Sublicense Fees and maintenance fees paid to Verity, and (iii) Licensee shall have the right to continue to use the Software internally at no additional charge upon execution of Verity's then-current applicable end user agreement to support End User customers who have valid Sublicense Agreements in effect on the effective date of termination. The obligations of each party under Sections 4, 7, 8.1, 9, 10, 11, 12, 13, 14 and 15 shall survive termination or expiration of this Agreement.

15.   MISCELLANEOUS.
      -------------

      15.1  [***]

      15.2  Notices. Any notice required under this Agreement shall be given in
            -------
writing and shall be deemed effective upon delivery to the party to whom addressed by (i) express courier upon written verification of actual receipt or
(ii) facsimile upon confirmation of receipt generated by the sending device. All notices shall be sent to the applicable address on the cover page hereof or to such other address as the parties may designate in writing, with a copy to the president and to the legal department of such party.

      15.3  Governing Law. This Agreement shall be governed and interpreted by
            -------------
the laws of the State of California, without giving effect to its principles of conflicts of law. The parties agree that the United Nations Convention on Contracts for the International Sales of Goods is specifically excluded from application to this Agreement. In any legal action relating to this Agreement, Licensee agrees to the exercise of jurisdiction over Licensee by a state or federal court in Santa Clara County, California. In the event an action is brought to enforce any provision or declare a breach of this Agreement, the prevailing party shall be entitled to recover, in addition to any other amounts awarded, reasonable legal and other related costs and expenses, including attorney's fees, incurred thereby.

      15.4  Injunctive Relief. It is expressly agreed that a material breach of
            -----------------
this Agreement will cause irreparable harm to Verity and that a remedy at law would be inadequate. Therefore, in addition to any and all remedies available at law, Verity and/or Verity Licensors shall be entitled to injunctive relief against Licensee in the event of any threatened or actual violation of any or all provisions in this Agreement.

[***] Denotes language for which Plumtree has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

      15.5  Independent Contractor. Licensee is an independent contractor, and
            ----------------------
nothing in this Agreement shall be deemed to create a joint venture, partnership, or agency relationship between the parties. Neither party has the right or authority to assume or create any obligation or responsibility on behalf of the other.

      15.6  Export. Licensee agrees that it will not export or reexport the
            ------
Software or the Application without the appropriate United States Government or any other government licenses.

      15.7  Government End Users. The Software (a) was developed at private
            --------------------
expense, is existing computer software and no part of it was developed with government funds, (b) is a trade secret of Verity for all purposes of the Freedom of Information Act, (c) is commercial computer software submitted with only those rights provided in Verity's then-current standard end-user license agreement, (d) in all respects is proprietary data belonging solely to Verity,
(e) is unpublished and all rights are reserved under the copyright laws of the United States. For units of the Department of Defense (DoD) this Software is licensed only with those rights specified in Verity's-then-current standard End User license agreement, and use, duplication or disclosure of the Software is subject to the restrictions set forth in such end-user license agreement.

      15.8  Force Majeure. Neither party shall be liable hereunder by reason of
            -------------
any failure or delay in the performance of its obligations hereunder (except for the payment of money) on account of strikes, shortages, failure of suppliers, riots, insurrection, fires, floods, storms, earthquakes, acts of God, war, governmental action, labor conditions, or any other cause which is beyond the reasonable control of such party.

      15.9  Source Code Escrow. The parties agree to incorporate by reference
            ------------------
the Source Code Escrow Addendum attached hereto as Exhibit F.
                                                   ---------

      15.10 Entire Agreement. If any portion of this Agreement is determined to
            ----------------
be or becomes unenforceable or illegal, such portion shall be deemed eliminated and the remainder of this Agreement shall remain in effect in accordance with its terms as modified by such deletion. No waiver of any breach of this Agreement shall be effective unless in writing, nor shall any breach constitute a waiver of any subsequent breach of any provision of this Agreement. This Agreement (including all Exhibits) contains the entire agreement and understanding between the parties with respect to the subject matter hereof, and supersedes all prior agreements, negotiations, proposals and communications between the parties. Moreover, this Agreement shall replace and supersede any Verity end user license agreement included with the package of any Software used by Licensee. This Agreement may be executed in counterparts.

:

Verity, Inc.                              Licensee


By: ___________________________           By:___________________________



Name:__________________________           Name:_________________________



Title:_________________________           Title:________________________



Date:__________________________           Date:_________________________

VERITY, INC.
OEM Agreement
--------------------------------------------------------------------------------
                                   EXHIBIT A
                                     FEES

1.    LICENSED SOFTWARE:
      -----------------
      one (1) copy of the Verity(R) K2 Toolkit [***] on each of the Platforms stated in Exhibit C.
          ---------

      one (1) copy of the Verity(R) Profiler Toolkit [***] on each of the Platforms stated in Exhibit C.
                    ---------

      one (1) copy of the Verity(R) European Locales on each of the Platforms stated in Exhibit C.
          ---------

      [***]

      Verity European Locale: mean Bokmal, Danish, Dutch, Finnish, French, German, Italian, Nynorsk, Portuguese, Spanish, and Swedish. Note that Bokmal and Nynorsk are Norwegian variants.

      Verity Asian Locale: means Japanese, Simplified Chinese, Traditional Chinese and Korean.

2.    LICENSE FEE:
      -----------

      a.       Development Software. Licensee shall pay to Verity the amount of
               --------------------
      [***] for the licensed Software stated in Section 1 above.

      b.       Run-Time Software. Licensee shall pay to Verity a non-refundable
               -----------------
      sublicense fee prepayment of [***] ("Prepaid Sublicense Fees") against which Sublicense Fees subsequently incurred, due and owing to Verity shall apply until such Prepaid Sublicense Fee amount is exhausted. Upon termination or expiration of this Agreement for any reason (other than termination by Licensee for breach of the agreement by Verity), all unrecouped Prepaid Sublicense Fees paid to Verity shall be nonrefundable and nonrecoupable. Such Prepaid Sublicense Fees shall be due and payable as follows:

         [***]
         [***]


      c.       Sublicense Fees: Licensee acknowledges and agrees that in
               ---------------
      licensing the Verity search functionality licensed hereunder, Licensee shall not treat such search functionality as a separate line item.

         (i)   If Pricing to End User Based on Per Seat (English only). Licensee
               -------------------------------------------------------
         shall pay Verity, subject to a [***] per single user minimum royalty payment, [***] of Net Revenue (as defined below); accrued and/or paid to Licensee during each calendar quarter, related to all licensing and distribution of the Application, including without limitation all royalties and one-time fees, within [***] of the end of each calendar quarter.

         (ii)  If Pricing to End User based on Per Server/CPU (English only).
               -------------------------------------------------------------
         Licensee shall pay Verity, subject to a [***] per CPU minimum royalty payment, [***] of Net Revenue (as defined below); accrued and/or paid to Licensee during each calendar quarter, related to all licensing and distribution of the Application, including without limitation all royalties and one-time fees, within [***] of the end of each calendar quarter.

[***] Denotes language for which Plumtree has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

         (iii) If Licensing European Locales or Asian Locales In Addition to
               -------------------------------------------------------------
         English. Licensee shall pay Verity, subject to Section 2(c) (i) and
         -------
         2(c) (ii) above an additional [***] of Net Revenue (as defined below); accrued and/or paid to Licensee during each calendar quarter, related to all licensing and distribution of the Application, including without limitation all royalties and one-time fees, within [***] of the end of each calendar quarter.

         (iv)  Additionally, the parties agree to negotiate in good faith
         ----
         alternative pricing models, not to exceed [***] of Net Revenues, for specific deals and/or circumstances

         "Net Revenues" means gross license revenues less applicable taxes, shipping and handling charges related to distribution and licensing of the Application.

3.    EVALUATION COPIES: Notwithstanding Paragraph 2 above, Verity grants
      -----------------
Licensee the right to provide evaluation copies of the Application incorporating the Run-Time Software ("Evaluation Copies") to End Users. The Evaluation Copies shall be limited to a maximum number of [***] copies at any given time. The evaluation period for each Evaluation Copy shall be for a period of [***] days from receipt by the End User unless otherwise authorized in writing by Verity. The End User shall be authorized to use the Evaluation Copy solely for evaluating its applicability to its requirements and shall not be for any commercial or private benefit use. Licensee may provide Evaluation Copies only to End Users who have executed a written evaluation agreement substantially similar to Verity's standard evaluation agreement, a copy of which will be provided to Licensee upon written request. Licensee shall include the following information with each order for an Evaluation Copy: (i) Application name; (ii) End User's platform; (iii) the make/model, operating system/version, and serial number of End User's computer; and (iv) the media type of the Evaluation Copy shall be Verity's then-current list price for the Software less the following discount.

EVALUATION COPY DISCOUNT:           [***]

4.    INTERNAL SUPPORT: The annual fee for internal support (as defined as
      ----------------
Maintenance Services in Exhibit B) for each copy of the Verity(R) K2 Toolkit and Verity(R) Profiler Toolkit used by Licensee shall be [***]. The annual fee for internal support for each copy of the Verity(R) European Locales and Verity(R) Asian Locales used by Licensee shall be [***]. Such fee shall be invoiced by Verity annually, and each anniversary thereof.

5.    SECOND-LINE SUPPORT: The annual fee for second-line support for all of
      -------------------
Licensee's customers that obtain support services for the Application from Licensee shall be based on the aggregate Sublicense Fees payable to Verity multiplied by [***]. Such fee to be submitted with the quarterly sales report as described in Section 7 of the Agreement for all new customers and all customers renewing annual maintenance during the applicable quarter.

Within [***] from the Effective Date, Licensee shall pay to Verity a non-refundable Second Line Support Fee prepayment of [***] ("Prepaid Second Line Support Fee") against which Second Line Support Fees subsequently incurred, due and owing to Verity shall apply until such prepaid support fee amount is exhausted.

6.    TRAINING.  All training shall be made available for a training fee to be
      --------
paid by Licensee in addition to the amount payable pursuant to Paragraph 2 above. Such training fee shall equal Verity's then-current training rates less the following discount:

      TRAINING DISCOUNT:         [***]

7.    DOCUMENTATION.  Verity shall provide one (1) copy of the applicable user
      -------------
documentation with each copy of Development Software. Additional copies are available to Licensee at [***] each.

[***] Denotes language for which Plumtree has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

8.    [***]

[***] Denotes language for which Plumtree has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

VERITY, INC.
OEM Agreement
--------------------------------------------------------------------------------
                                   EXHIBIT B
                     SOFTWARE SUPPORT TERMS AND CONDITIONS

For all Licensees who purchase Maintenance Services, Verity provides support in the form of Error Corrections, Software Updates, and Telephone Hotline Support. For Software which is supported, Maintenance Services are provided only for (i) the current release of the Software, (ii) the most recent previous release of the Software, and (iii) any other release of the Software for one year after its general availability; after which time Verity shall have no obligation to support such release, unless otherwise agreed to in a separate written agreement between the parties.

The initial effective date of Maintenance Services is the date Software is shipped from Verity's facility.

DESCRIPTION OF SERVICES PROVIDED DURING A MAINTENANCE PERIOD

         A) Error Corrections. Verity shall exercise commercially reasonable
            -----------------
efforts to correct any error reported by the Licensee in the current unmodified release of the Software in accordance with the priority level reasonably assigned to such error by Verity. Errors are defined as failures of the Software to perform as specified in the published documentation (include specific reference to the appropriate documentation here)If a reported error has caused the Software to be inoperable, or the Licensee's notice to Verity states that the reported error is substantial and material with respect to the Licensee's use of the product, Verity shall use its reasonable commercial efforts to correct expeditiously such error or to provide a software patch or bypass around such error. The Licensee acknowledges that all reported errors may not be corrected.

         B) Software Updates. Verity provides, at no additional cost, one (l)
            ----------------
copy of all published revisions to the printed documentation and one (l) copy of, or authorization to copy, new releases of the products, which are not designated by Verity as new products for which it charges a separate fee. Verity, may in its sole discretion, modify the Software and deliver Software Updates to Licensee which may add new and/or eliminate existing features, functions, operating environment and/or hardware platforms to the Software. Licensee may continue to reproduce and distribute the previous version of the Software until the date on which such Licensee products are revised, at which time Licensee will incorporate the Software Update(s) into such products.

         C) Telephone Hotline Support. Verity provides telephone assistance to
            -------------------------
all Licensees who have purchased Maintenance Services. Telephone Hotline Support hours of operation and telephone numbers for the relevant geographic region may be found on Verity's web site at www.verity.com. Verity Support personnel are
                                 --------------
available to answer questions related to Verity's supported products and how they perform with compatible hardware systems. Assistance in the development of custom applications for Verity's products is not included in standard hotline support. If Licensees wish to acquire such support, it is available through Verity's Consulting group at the then-current consulting rates.

PRIORITY LEVELS OF ERRORS

In the performance of Maintenance Services, Verity applies priority ratings to problems reported by Licensees.

         A) Priority I Errors.
            -----------------

         Description: Program errors that prevent some function or process from
         -----------
         substantially meeting the functional specification and which seriously affect the overall performance of the function or process and no work-around is known.

         Verity Response: Verity shall promptly initiate the following
         ---------------
         procedures: (1) assign senior Verity engineers to correct the error;
         (2) notify senior Verity Management that such errors have been reported and that steps are being taken to correct the error; (3) provide Licensee with periodic reports on the status of corrections; (4) commence work to provide Licensee with a work-around until final solution is available; (5) provide final solution to Licensee as soon as it is available. [***].

         B) Priority II Errors.
            ------------------

         Description:  Program errors that prevent some function or process from
         -----------
         substantially meeting functional specification, but has a reasonable work-around.

         Verity Response: Verity shall provide a work-around to the Licensee and
         ---------------
shall exercise commercially reasonable efforts to include the fix for the error in the next software maintenance release. [***].

         C) Priority III Errors.
            -------------------

         Description: Program errors that prevent some portion of a function
         -----------
         from substantially meeting functional specification but do not seriously affect the overall performance of the function.

         Verity Response: Verity may include the fix for the error in the next
         ---------------
major release of the Software.

[***] Denotes language for which Plumtree has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

VERITY, INC.
OEM Agreement
--------------------------------------------------------------------------------
                                   EXHIBIT C
                                OEM APPLICATION


Description of Application(s):
-----------------------------
The Application shall include: (i) Licensee's software application program developed for and/or by Licensee and in existence as of the Effective Date, currently known as "Plumtree Corporate Portal", together with substantially similar versions of such program as enhanced to include upgrades, updates, bug fixes and other error corrections made from time to time.

The Plumtree Corporate Portal brings together in one simple, personalized Web page all the information and productivity tools relevant to corporate users. In one place, employees, partners, and customers can review product and market news, analyze key performance metrics, launch productivity tools, and complete e-commerce transactions. The Plumtree Corporate Portal creates links to content on the corporate network and the Internet, assembling a logical view of information from disparate systems the Plumtree Corporate Portal scans databases, Groupware systems, Web pages, documents on file servers, and other types of content.

Platforms:
---------
NT, Sun Solaris

                                                                    CONFIDENTIAL
                                                                    ------------
VERITY, INC.
OEM Agreement
--------------------------------------------------------------------------------
                                   EXHIBIT D
                         VERITY DATA ACCESS STANDARDS

[***]

[***] Denotes language for which Plumtree has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

VERITY, INC.

OEM Agreement
--------------------------------------------------------------------------------

                                   EXHIBIT E
                             SHRINKWRAP AGREEMENT

The form of shrinkwrap license agreement to be used by Licensee will include terms and conditions substantially similar to the following:

                             [" "]SOFTWARE LICENSE

This is a legal agreement between you (either an individual or an entity) and [________________________ Customer. ("__________")]. By opening the sealed software packages and/or by using the SOFTWARE, you agree to be bound by the terms of this Agreement. If you do not agree to the terms of the Agreement, promptly return the disk package and accompanying items (including any printed materials and binders or other containers) to the place you obtained them.

1. GRANT OF LICENSE FOR DEMONSTRATION USE. [" "] grants to you the personal, non-transferable, non-exclusive right to use and to display one copy of the software and any accompanying materials (the "Software") for purposes of internal use only. You may use the Software on only one computer at any time, which use may include loading the Software into the temporary memory (i.e. RAM) or installing the Software into the permanent memory (e.g. hard disk) of that computer. Under this license, you MAY NOT (i) distribute the Software; (ii) use the Software for any purpose other than internal use; or (iii) modify the Software.

2. COPYRIGHT. The Software is owned by [" "] or its suppliers and is protected by United States copyright laws and international treaty provisions. You may not remove the copyright notice from the Software or the written materials, if any, accompanying the Software.

3. OTHER RESTRICTIONS. This [" "] License Agreement is your proof of license to exercise the rights granted herein and must be retained by you. You may not sublicense, rent or lease the Software. You may not reverse engineer, decompile or disassemble the Software except to the extent such foregoing restriction is expressly prohibited by applicable law.

4. NO WARRANTY. ANY USE BY YOU OF THE SOFTWARE IS AT YOUR OWN RISK. THE SOFTWARE IS PROVIDED FOR USE "AS IS" WITHOUT WARRANTY OF ANY KIND. TO THE MAXIMUM EXTENT PERMITTED BY LAW, [" "] AND ITS SUPPLIERS DISCLAIM ALL WARRANTIES OF ANY KIND, EITHER EXPRESS, STATUTORY OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONNINFRINGEMENT. [" "] IS NOT OBLIGATED TO PROVIDE ANY UPDATES TO THE SOFTWARE.

5. NO LIABILITY FOR DAMAGES. In no event shall [" "] or its suppliers be liable for any damages whatsoever (including, without limitation, incidental, direct, indirect, special and consequential damages, damages for loss of business profits, business interruption, loss of business information, or other pecuniary loss) arising out of the use or inability to use this [" "] product, even if advised of the possibility of such damages. Because some states/countries do not allow the exclusion or limitation of liability for consequential or incidental damages, the above limitation may not apply to you.

6. GOVERNING LAW. This Agreement is governed by the laws of California without application of the principles of conflicts of law.

7. THIRD PARTY BENEFICIARIES. You are hereby notified that persons and entities which have licensed software to [" "] for inclusion in the Software are third party beneficiaries to this Agreement as it applies to their respective software product(s) included in the Software.

8. PREVAILING AGREEMENT. In the event of any conflict between the terms and conditions of this Agreement and the terms and conditions of any license agreements appearing with or in the software products comprising the Software, this Agreement shall prevail.

9. EXPORT. You agree that you will not export or re-export the Software without the appropriate United States or foreign government licenses.

10. US GOVERNMENT RESTRICTED RIGHTS. If the Products are acquired under the terms of a proposal or agreement with the United States Government or any contractor therefor, the Products are subject to the following: (a) For acquisition by or on behalf of civilian agencies, as necessary to obtain protection as "commercial computer software" and related documentation in accordance with the terms of this Commercial Software Agreement as specified in 48 C.F.R. 12.212 of the Federal Acquisition Regulations and its successors; (b) For acquisition by or on behalf of units of the Department of Defense ("DoD") as necessary to obtain protection as "commercial computer software" and related documentation in accordance with the terms of this commercial computer software license as specified in 48 C.F.R. 227-7202-2 of the DoD F.A.R. Supplement and its successors.

VERITY, INC.

OEM Agreement
--------------------------------------------------------------------------------

                                   EXHIBIT F
                     SOFTWARE SOURCE CODE ESCROW ADDENDUM

Verity maintains a Source Code Escrow account with Data Securities International, Inc. (DSI), 9555 Chesapeake Drive, Suite 200, San Diego, CA 92123. Verity agrees to enroll Licensee as a Subscribed Licensee to its Source Code Escrow Account, under the following terms and conditions:

Product Source Code Escrow Service is available only to licensees who have purchased Software Product Maintenance Service and is provided at no additional charge to the Licensee.

1. Upon receipt of initial Maintenance fees by Verity, Verity will register Licensee with DSI. Licensee's enrollment with DSI shall be renewed annually, concurrent with the renewal of Maintenance Service by the Licensee.

2. Verity certifies that a copy of the Software Source Code, defined as the human readable embodiment of the computer code associated with the Software implementing specific algorithms from which the Software will be derived, has been deposited with DSI.

3. Verity shall direct DSI to release a copy of the Software Source Code to Licensee in the event that:

     a) Verity materially breaches its obligations to provide maintenance and support services pursuant to the terms of Section 5 and Exhibit B of
                                                                 ---------
         the parties' License Agreement of even date herewith ("License Agreement"), but only after such a material breach has been determined to exist (after expiration of any applicable cure period) by an independent arbitrator pursuant to the procedures outlined below in
         Section 5; or

     b)  Verity
         (i)   files for bankruptcy;
         (ii) becomes the subject of any proceedings seeking relief or reorganization, or rearrangement under any laws relating to bankruptcy;
         (iii) makes an assignment for the benefit of creditors;
         (iv) commences the liquidation, dissolution, or winding up of its business; or
         (v)   ceases to do business in the ordinary course

The occurrence of the described events will not constitute a Release Condition if, within the specified thirty (30) day period, Verity (including its receiver or trustee in bankruptcy) provides to Registered Licensee adequate assurances, reasonably acceptable to Registered Licensee, of its continuing ability and willingness to fulfill all of its maintenance and support obligations.

4. In the event Licensee obtains Software Source Code pursuant to this Agreement, Licensee will be entitled to use such Software Source Code for the sole purpose of internal maintenance of the Software (i.e. error correction) and to modify such Software Source Code for the sole purpose of such error correction. Licensee is expressly prohibited from the distribution licensing, sale, modification for distribution or licensing and/or any other disposition, disclosure or release to third parties of the Software Source Code by any persons or entities, including but not limited to, Licensee and/or its agents and employees. Further, in the event that Software Source Code is released to Licensee pursuant to Section 3 above, Verity shall have no further obligation to provide maintenance and support services pursuant to the Agreement, and Licensee shall have no obligation to make any payments with respect to maintenance and support services which would otherwise have been required pursuant to the terms of the License Agreement after the date of such release; otherwise, the License Agreement, including all licenses and payment obligations provided for therein, shall remain in full force and effect.

5. With the exception of proceedings in which a party seeks injunctive relief, the determination required pursuant to Section 3(a) above and any dispute or claims arising out of or relating to this Agreement, or the breach, termination, or validity thereof, shall be fully and finally resolved by binding arbitration by an independent arbitrator, to take place in Palo Alto, California, in accordance with the then-prevailing rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.